UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2023
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Morphic Holding, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38940	47-3878772
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Gatehouse Drive, A2
Waltham,	Massachusetts	02451
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (781) 996-0955
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MORF	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

On January 13, 2023, Morphic Holding, Inc. (the “Company”) received notice from Janssen Pharmaceuticals, Inc. (“Janssen”) that Janssen has elected to terminate the Research Collaboration and Option Agreement between Janssen and Morphic Therapeutic, Inc., a wholly owned subsidiary of the Company (“Morphic”), dated February 15, 2019 (as amended by Amendment No. 1 to the Research Collaboration and Option Agreement between Morphic and Janssen, dated as of December 30, 2020, and as further expanded and amended to include research to develop antibody activators for an undisclosed integrin target by Amendment No. 2 to the Research Collaboration and Option Agreement between Morphic and Janssen, dated as of June 18, 2021, the “Collaboration Agreement”). Janssen exercised its right to terminate the Collaboration Agreement for convenience. The termination will be effective within sixty days of January 13, 2023.

Under the terms of the Collaboration Agreement, Morphic granted Janssen exclusive license options on certain product candidates directed at multiple targets. The termination follows Janssen’s delivery of notice to the Company that it did not intend to exercise its options on the first two integrin targets under the Collaboration Agreement due to lack of target validation in the specific disease of Janssen’s interest. Effective upon the termination of the Collaboration Agreement, all rights and licenses granted thereunder shall immediately terminate.

The foregoing summary of the terms of the Collaboration Agreement is qualified in its entirety by reference to the Collaboration Agreement, Amendment No. 1 to the Collaboration Agreement and Amendment No. 2 to the Collaboration Agreement, which were filed as Exhibits 10.10, 10.16 and 10.17, respectively, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORPHIC HOLDING, INC.

Date: January 20, 2023	By:	/s/ Marc Schegerin
Marc Schegerin, M.D.
Chief Financial Officer and Chief Operating Officer